VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012

International Growth Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the chart is supplemented with respect to Invesco Advisers, Inc. (“Invesco”) to insert the following information for two new portfolio managers as follows:

Name	Portfolio Manager of the Fund Since	Title
Richard Nield	2013	Portfolio Manager
Brent Bates	2013	Portfolio Manager

In the Management section under Investment Sub-Advisers — Invesco Advisers, Inc., the portfolio manager information with respect to the Fund is deleted in its entirety and replaced with the following:

The following individuals are jointly responsible for the day-to-day management of the International Growth Fund: Clas G. Olsson (lead manager), Mark Jason, Jason T. Holzer, Shuxin (“Steve”) Cao, Matthew W. Dennis, Richard Nield and Brent Bates.

Mr. Olson, Lead Portfolio Manager, has been with Invesco and/or its affiliates since 1994. Mr. Holzer, Portfolio Manager, has been with Invesco and/or its affiliates since 1996. Mr. Jason, Portfolio Manager, has been with Invesco and/ or its affiliates since 2001. Mr. Cao, Portfolio Manager, has been with Invesco and/or its affiliates since 1997. Mr. Dennis, Portfolio Manager, has been with Invesco and/or its affiliates since 2000. Richard Nield, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Brent Bates, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.

Date: March 22, 2013